UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2013

CELANESE CORPORATION
(Exact Name of Registrant as specified in its charter)

DELAWARE	001-32410	98-0420726
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 W. Las Colinas Blvd., Suite 900N, Irving, Texas 75039-5421

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 443-4000

Not Applicable
(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

On April 25, 2013, Celanese Corporation (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”). During the Annual Meeting, the Company's stockholders were asked to consider and vote upon three proposals: (1) election of three Class III Directors and one Class II Director to the Company's Board of Directors to serve for terms that expire at the annual meeting of stockholders in 2016 and 2015, respectively, or until their successors are duly elected and qualified; (2) advisory vote to approve executive compensation; and (3) ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for 2013.

As of the record date of February 25, 2013, there were 159,670,901 shares of the Company's Series A Common Stock issued and outstanding and entitled to be voted at the Annual Meeting, if represented. For each proposal, the stockholder voting results were as follows:

1. Election of Directors. Each of the Director nominees for Class III and Class II was elected to serve for a term which expires at the annual meeting of stockholders in 2016 and 2015, respectively, by the votes set forth in the table below.

Nominee	Voted For	Voted Against	Abstain	Broker Non-Votes
Class III Directors:
Jay V. Ihlenfeld	146,311,810	1,012,563	248,996	3,837,363
Mark C. Rohr	144,937,890	1,944,119	691,360	3,837,363
Farah M. Walters	144,055,810	3,270,292	247,267	3,837,363
Class II Director:
Edward G. Galante	147,101,967	224,630	246,772	3,837,363

2. Advisory Vote to Approve Executive Compensation. The stockholders approved, on an advisory basis, the compensation of our named executive officers by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
141,887,814	5,073,119	612,436	3,837,363

3. Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of KPMG LLP as the Company's independent registered public accounting firm for 2013 was ratified by the stockholders by the votes set forth in the table below.

Voted For	Voted Against	Abstain
150,224,527	948,660	237,545

The proposal to ratify the appointment of KPMG LLP was a routine matter and, therefore, there were no broker non-votes relating to this matter.

Item 7.01 Regulation FD Disclosure.

On April 25, 2013, the Company issued a press release announcing that its Board of Directors had approved a 20% increase in the Company's quarterly common stock cash dividend. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Item 9.01 Financial Statements and Exhibits.
 (d) Exhibits

Exhibit Number	Description
99.1	Press Release dated April 25, 2013*

* The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. The disclosure in Item 7.01 of this Current Report will not be deemed an admission as to the materiality of any information in such item in this Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ James R. Peacock III
	Name:	James R. Peacock III
	Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary

Date: April 29, 2013

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated April 25, 2013*

* The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. The disclosure in Item 7.01 of this Current Report will not be deemed an admission as to the materiality of any information in such item in this Current Report that is required to be disclosed solely by Regulation FD.

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